Exhibit (a)(1)(D)

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT OF NEW
OPTIONS IN THE UNITED STATES

As a result of participation in this offer you may avoid potentially adverse tax consequences associated with your discount options under U.S. tax law.  Please see the Offer to Exchange Certain Outstanding Options for New Options, dated July 30, 2007, for more information about the tax consequences of this offer.  Section 409A of the U.S. Internal Revenue Code and proposed tax regulations under the American Jobs Creation Act of 2004 provide that stock options issued with an exercise price less than the fair market value of the underlying stock on the date of grant (i.e., granted at a discount) must have fixed exercise dates to avoid early income recognition and an additional 20% tax (40% for residents of California).  None of the discount options have fixed exercise dates and therefore Section 409A would likely subject the optionees to income recognition before the options are exercised and would subject the optionees to the additional 20% tax (40% for residents of California).  It is likely that the optionees would have income recognition equal to the difference between the fair market value of the shares on the date of vesting and the exercise price (the “spread”).  The tax regulations issued regarding Section 409A do not explicitly address how the additional Section 409A tax will be calculated, but based on previously issued guidance we think that it is likely that the amount of the spread will be subject to this tax when the options vest and it is possible that during each subsequent tax year (until the option is exercised), the increase in value of the underlying stock will be taxed as well, which will include this Section 409A penalty tax.

Unfortunately, the guidance issued by the Internal Revenue Service did not provide definitive final guidance under Section 409A.  There is a chance that future guidance issued by the Internal Revenue Service may provide some relief with respect to certain eligible options and your personal tax advisor may advocate a position under the current statute and Internal Revenue Service guidance that your eligible options are exempt from Section 409A. We cannot guarantee the effect of any future Internal Revenue Service guidance.  Please note that Section 409A does not apply to options that were granted and vested prior to January 1, 2005.

If you participate in the offer, you should not be required under current U.S. law to recognize income for U.S. federal income tax purposes at the time you choose to accept the offer.  On the new option grant date, you will not be required under current law to recognize income for U.S. federal income tax purposes with respect to any new options.  However, you may have taxable income when you exercise your new options or when you sell your shares acquired pursuant thereto.

In addition, if you are subject to taxation in the U.S. and also are subject to taxation in another country, there may be additional tax consequences relating to your participation in this offer.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN CANADA

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and the grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Canada, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Canada, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

Unless you elect to defer tax as discussed below, you are subject to income tax upon exercise of your new option.

You are subject to income tax upon exercise of your new option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

However, under certain circumstances you can deduct one half of the spread and therefore you will be subject to tax only on the remaining one half of the spread at your applicable marginal tax rate.  The spread at exercise also is subject to Canada Pension Plan (“CPP”) contributions to the extent you have not reached the maximum contribution threshold.

You may defer the income tax (but not any CPP contributions) imposed on the spread until the earliest of the time that you (1) sell the shares acquired upon exercise of your option, (2) die, or (3) become a non-resident of Canada.  In order to be eligible for this deferral, you must file an election with your employer by January 15 of the year following the year in which you acquire shares upon exercise of your option.  You may only defer taxation on the first C$100,000 worth of shares (determined by reference to the fair market value of the underlying option shares on the date of grant) that have been acquired pursuant to options vesting in the same year.

If you exercise your option with the cashless exercise method and sell some or all of the shares acquired upon exercise of your option immediately following exercise, you are subject to tax on one half of the excess of (1) the fair market value of all of the shares (including shares sold) on the date of exercise, over (2) the aggregate exercise price paid for all of those shares.

Sale of Shares

When you sell any shares acquired upon exercise of your new option, you are subject to tax on one half of any capital gain realized upon sale of those shares.  The amount of your capital gain is equal to the excess of (1) the sale price of the shares less any brokerage fees, over (2) the “tax cost” of the shares, which is generally the fair market value of the shares on the date of exercise.  The “tax cost” of shares acquired upon exercise of your option is generally averaged with the tax cost of any other shares of the company that you own, unless you elect the deferral described above or unless you dispose of the shares within 30 days (e.g., through the cashless exercise method) without having acquired or disposed of any other shares of the company in the interim.  Taxes imposed on net taxable capital gain, if any, are assessed at your marginal income tax rate.

Tax Withholding and Reporting Requirements

Your employer typically is not required to withhold income taxes on the spread.  Your employer will, however, report the option income in its annual payroll reporting during the year following the year in which you exercise the option.  You are responsible for reporting your option income, capital gain, dividend receipts, and any applicable deductions on your annual income tax return; and pay any taxes owed.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN FINLAND

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Finland, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Finland, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax upon exercise of your option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

In addition to the national income tax, the spread may also be subject to municipal income tax, church tax and social insurance contributions.

Sale of Shares

When you sell the shares acquired upon exercise of your new option, you generally are subject to capital gains tax on any gain, which is the excess of the sale price over the fair market value of the shares at the time of exercise.

Tax Withholding and Reporting Requirements

Your employer will withhold and report income tax and social security contributions on the spread at exercise.

You are required to report the taxable benefit arising in connection with the new option on your tax return for the tax year when the taxable benefit was received and pay any difference between the actual tax and the amount withheld.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN GERMANY

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and the grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Germany, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Germany, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax and social insurance contributions upon exercise of your new option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

Sale of Shares

When you sell the shares acquired upon exercise of your new option, you generally are subject to capital gains tax on any gain, which is the excess of the sale price over the fair market value of the shares at the time of exercise.

Tax Withholding and Reporting Requirements

Your employer will withhold and report income tax due upon exercise of your new option.  You are required to report the taxable benefit arising in connection with the new option on your tax return for the tax year when the taxable benefit was received and pay any difference between the actual tax and the amount withheld.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN HONG KONG

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Hong Kong, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Hong Kong, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax upon exercise of your new option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

Sale of Shares

You are not subject to tax upon sale of your shares.

Tax Withholding and Reporting Requirements

Your employer will not withhold any taxes incurred.  However, your employer will report the spread, along with your salary, annually.  You are required to report and remit any taxes incurred on the taxable benefit arising in connection with the new option.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN HUNGARY

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Hungary, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Hungary, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax and social insurance contributions upon exercise of your new option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

Sale of Shares

When you sell the shares acquired upon exercise of your new option, you generally are subject to capital gains tax on any gain, which is the excess of the sale price over the fair market value of the shares at the time of exercise.

Tax Withholding and Reporting Requirements

Your employer will not withhold any income tax or social insurance contributions incurred on the taxable benefit arising in connection with the new option.  You are required to remit any taxes due on the exercise of the new option and on the sale of the shares.  Any advance tax due must be paid quarterly.  In addition, you must report the purchase and disposition of shares on your annual income tax return.  You should also keep all receipts in connection with the transaction for five years, as these receipts must be presented to the Hungarian tax authorities upon request.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF OFFER TO EXCHANGE AND GRANT OF
NEW OPTIONS IN IRELAND

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Ireland, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Ireland, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax upon exercise of your new option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

Sale of Shares

When you sell the shares acquired upon exercise of your new option, you generally are subject to capital gains tax on any gain, which is the excess of the sale price, over the fair market value of the shares at the time of exercise.  Please consult with your legal or tax advisor as some exemptions apply.

Tax Withholding and Reporting Requirements

Your employer will not withhold any income tax or social insurance contributions incurred on the taxable benefit arising in connection with the new option.  You are required to report and remit any taxes incurred in connection with the new option.

You employer will, however, report the taxable benefit you receive upon the exercise of your option.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN MALAYSIA

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Malaysia, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Malaysia, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax upon exercise of your new option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

Sale of Shares

You will not be subject to tax when you sell your shares.

Tax Withholding and Reporting Requirements

Your employer will withhold and report any income taxes incurred upon the exercise of your new option.  You are required to report the taxable benefit arising in connection with the new option and to pay any difference between the actual tax and the amount withheld.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN MEXICO

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Mexico, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Mexico, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax upon exercise of your new option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

Sale of Shares

When you sell the shares acquired upon exercise of your new option, you generally are subject to capital gains tax on any gain, which is the excess of the sale price over the fair market value of the shares at the time of exercise.  However, since there are no specific rules pertaining to this issue, the Mexican Tax Authorities may subject the entire sales price of the sold shares to capital gains tax.

Tax Withholding and Reporting Requirements

Your employer will not withhold any income tax incurred on the taxable benefit arising in connection with the new option.  You are required to report and remit any taxes incurred in connection with the new option.  You employer will, however, report the taxable benefit you receive upon the exercise of your option.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN SINGAPORE

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and the grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Singapore, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Singapore, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax upon exercise of your new option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

Exit Tax

If you are either (1) a citizen of a country other than Singapore, (2) or a Singapore permanent resident leaving Singapore permanently, and you cease your employment in Singapore, you are subject to the Singapore exit tax pursuant to the “Deemed Exercise Rule” at the time that you cease your employment.

Under the “Deemed Exercise Rule” you are subject to Singapore income tax on the spread on the shares at the time you cease employment.

Sale of Shares

No tax is imposed on the sale of shares.

Tax Withholding and Reporting Requirements

Your employer will not withhold any taxes incurred on the taxable benefit arising in connection with the new option.  You are required to report and remit any taxes incurred in connection with the new option.

Your employer will, however, report the taxable benefit you receive upon exercise of the new option.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN SWEDEN

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in Sweden, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than Sweden, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding eligible options for new options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax upon exercise of your option.  You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price.

Sale of Shares

When you sell the shares acquired upon exercise of your new option, you generally are subject to capital gains tax on any gain, which is the excess of the sale price over the fair market value of the shares at the time of exercise.

Tax Withholding and Reporting Requirements

Your employer will withhold and report income tax on the spread at exercise.  You are required to report the taxable benefit arising in connection with the new option on your tax return for the tax year when the taxable benefit was received and to pay any difference between the actual tax and the amount withheld.

Net Wealth Tax

You may be liable for net wealth tax on certain Swedish assets.  For example, any shares acquired upon exercise of your new option may be taken into account for purposes of the Swedish net wealth tax.  Please see your personal tax advisor for more details.

SANMINA-SCI CORPORATION

SUMMARY OF TAX TREATMENT OF THE OFFER TO EXCHANGE AND GRANT
OF NEW OPTIONS IN THE UK

Set forth below is a general summary of the potential tax consequences of your participation in the offer to exchange certain of your outstanding options for new options, and the tax consequences of the new options when granted to you.  The tax consequences of the offer to exchange and grant of new options are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  This summary does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, but is merely intended to alert you to some of the tax information you may want to consider in making your decision.

In addition, this summary is based upon the tax laws in the UK, as well as administrative and judicial interpretations of such laws, in effect as of July 2007.  If the tax laws, or interpretations of the laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.  Also, if you are a citizen or resident of a country other than the UK, the information contained in this summary may not be applicable to you.  You are encouraged to consult with your personal tax advisor regarding the tax implications of participating in the offer to exchange and grant of new options.

OFFER TO EXCHANGE

The exchange of certain of your outstanding options should not be subject to tax.

NEW OPTION

Grant of Option

You are not subject to tax when your new option is granted to you.

Exercise of Option

You are subject to income tax upon exercise of your new option.  You will recognize taxable income on the “spread”, which is the difference between the fair market value of the shares at exercise and the exercise price.

You will be liable to pay employees’ National Insurance Contributions in relation to the spread on exercise of your stock options if your earnings do not already exceed the maximum limit for National Insurance purposes.

Pursuant to the agreement between you and your employer, you are liable for the Employer’s Secondary Class 1 National Insurance Contributions.  This amount is deductible against your income tax liability due on the exercise of your new option.

Sale of Shares

When you sell the shares acquired upon exercise of your new option, you generally are subject to capital gains tax on any gain, which is the excess of the sale price over the fair market value of the shares at the time of exercise.

Any capital gains tax owed is subject to an annual personal exemption and subject also to taper relief calculated with reference to the period of time during which you hold the shares of stock following exercise of your stock options.

Tax Withholding and Reporting Requirements

Your employer is required to withhold any income tax and National Insurance Contributions on the spread at exercise.  Your employer will also report the details of your new option grant and new option exercise on its annual UK Inland Revenue tax return.

In addition to your employer’s reporting obligations, you must report details of any liabilities arising from the exercise of your new options and from the sale or disposal of shares together with details of dividend income to the Inland Revenue on your personal UK Inland Revenue tax return.

You will be responsible for paying any taxes owed as a result of the sale of the shares or the receipt of any dividend.

SANMINA-SCI CORPORATION
RESUMEN DEL TRATAMIENTO FISCAL DE LA OFERTA DE INTERCAMBIO DE
OPCIONES POR NUEVAS OPCIONES EN MEXICO

A continuación se establece un resumen general de las potenciales implicaciones fiscales de su participación en la oferta de intercambio de ciertas de sus opciones en circulación por nuevas opciones, y las consecuencias fiscales bajo las nuevas opciones cuando le sean otorgadas. Las consecuencias fiscales de la oferta para intercambio y otorgamiento de nuevas opciones derivan de disposiciones legales complejas en materia de impuestos, que pueden estar sujetas a diversas interpretaciones, y la aplicación de dichas leyes puede depender, de manera importante, de hechos del entorno y circunstancias.  Este resumen no pretende tratar todas las implicaciones fiscales que puedan ser relevantes para las circunstancias específicas, sin embargo, tiene sólo la intención hacerle notar cierta información fiscal que usted quisiera considerar en la toma de decisiones.

Adicionalmente, este resumen está sustentado en las leyes fiscales mexicanas, así como en interpretaciones administrativas y judiciales de dichas leyes en vigencia a julio del 2007. Si las leyes fiscales, o la interpretación de dichas leyes, cambian en el futuro, posiblemente con efectos retroactivos, la información contenida en este resumen podría seguir no siendo precisa. Además, si usted es ciudadano o residente de un país diverso de México, la información contenida en el presente podría no serle aplicable. Usted debería consultar con su asesor fiscal las implicaciones fiscales consecuencia de su participación en la oferta de intercambio y otorgamiento de nuevas opciones.

OFERTA DE INTERCAMBIO DE OPCIONES

El intercambio de ciertas de sus opciones por nuevas opciones deberían estar sujetas a impuestos.

NUEVA OPCION

Otorgamiento de la Opción

Usted no está sujeto a impuesto alguno cuando la nueva opción le sea otorgada.

Ejercicio de la Opción

Usted es sujeto del impuesto sobre la renta al momento de ejercicio de la nueva opción. Se causa impuesto sobre la renta sobre la diferencia “spread” respecto del excedente que es la diferencia entre el precio justo de mercado de las acciones adquiridas al momento del ejercicio y el precio total de ejercicio pagado.

Venta de las Acciones

Cuando usted venda las acciones adquiridas por el ejercicio de su nueva opción, usted generalmente estará sujeto a impuesto sobre la renta respecto de cualquier ganancia obtenida del excedente resultante entre el precio de venta, y el precio justo de mercado de las acciones en la fecha de ejercicio. Sin embargo, al no haber reglamentación específica en este sentido, las autoridades fiscales mexicanas podrán tomar como base del impuesto sobre la renta para determinar la ganancia la totalidad del precio de venta de las acciones.

Impuesto sobre la Renta y Requisitos de Reporte

Su patrón no retendrá impuesto sobre la renta respecto del beneficio por su nueva opción. Usted requiere reportar y enterar cualquier impuesto que se cause con relación a su nueva opción. Su patrón, sin embargo, reportará cualquier beneficio que cause impuestos al momento de ejercicio de su opción.

SANMINA-SCI CORPORATION

ÖSSZEFOGLALÓ AZ OPCIÓS CSEREPROGRAM ÉS ÚJ OPCIÓK
KIBOCSÁTÁSÁNAK ADÓJOGI VONZATAIRÓL

Az alábbi összefoglaló azoknak az esetleges adójogi következményeknek az általános összefoglalója, amelyek a bizonyos meglévő opciói új opciókra történő cseréjére irányuló programban való részvétele esetén lehetnek irányadóak. Az opciók cseréjére és új opciók nyújtására irányuló ajánlat adójogi következményei összetett adójogi szabályokon alapulnak, amelyek értelmezése változhat, és az alkalmazásuk jelentős részben egyéb tényektől és körülményektől függhet. A jelen összefoglalónak nem célja, hogy valamennyi olyan adójogi következményre kitérjen, amely az Ön esetében az adott körülmények között releváns lehet, mindössze egyes adójogi információkra kívánja felhívni a figyelmét, melyeket ajánlatos a döntés meghozatala előtt figyelembe vennie.

A jelen összefoglaló a 2007. július hónapban hatályos magyar adójógi szabályozáson, közigazgatási és bírósági jogalkalmazás alapján készült. Amennyiben az adójogi szabályozás, illetve annak értelmezése a jövőben változik, adott esetben visszaható hatállyal, úgy a jelen összefoglalóban szolgáltatott információk érvényüket veszíthetik. Ezen felül, amennyiben Ön nem magyarországi illetőségű, a jelen összefoglaló tartalma Önre nem feltétlenül irányadó. Javasoljuk, hogy az opciós csereprogramban való részvétel adójogi következményeiről konzultáljon saját adótanácsadójával.

CSERÉRE IRÁNYULÓ AJÁNLAT

Az Ön jelenleg meglévő, bizonyos opcióinak új opciókra történő cseréje nem eredményez adófizetési kötelezettséget.

ÚJ OPCIÓK

Opciók nyújtása

Az új opciók nyújtásának időpontjában Önnek nem keletkezik adófizetési kötelezettsége.

Az opciós jog gyakorlása

Adó-, és társadalombiztosítási járulék fizetési kötelezettsége az opciók gyakorlásának időpontjában keletkezik. Adófizetési kötelezettsége a részvények piaci értéke és az opciós ár között az opciós jog gyakorlásának időpontjában meglévő különbözete után fog keletkezni, amely „foglalkoztatásból származó jövedelem”-nek minősül.

A részvények eladása

Az opció gyakorlásával megszerzett részvények értékesítése esetén az általános szabályok alapján árfolyamnyereségadót kell fizetni azután a jövedelem után, amely a részvények eladási ára és az opció gyakorlása időpontjában irányadó piaci értéke közötti pozitív különbözetből származik.

Adóvisszatartás és bevallási kötelezettség

Az Ön munkáltatója nem jogosult az új opciókból származó adófizetési kötelezettség alá eső nyereség tekintetében adó- vagy társadalombiztosítási járulék visszatartására. Az új opciók gyakorlásával és a részvények értékesítésével keletkező adófizetési kötelezettségnek Ön köteles eleget tenni. Bármilyen adóelőleg negyedévente fizetendő. Ezen túlmenően, Ön köteles az éves személyi jövedelemadó bevallásában feltüntetni a részvények megvételét és elidegenítését.

A tranzakcióval kapcsolatos bizonylatokat öt évig köteles megőrizni, amely bizonylatokat a magyar adóhatóság kérelmére be kell mutatni.